Exhibit 99.1

Act II Global Acquisition Corp. to Present at the ICR Conference 2020

New York, NY and Chicago, IL – January 10, 2020 – Act II Global Acquisition Corp. (NASDAQ: ACTT) (“Act II” or the “Company”), a publicly traded special purpose acquisition company, today announced that it will present and meet with investors at the 22nd Annual ICR Conference. The conference is being held January 13-15, 2020, at the Grand Lakes Resort in Orlando, Florida.

On December 19, 2019, Act II announced that it entered into a definitive business combination agreement with the owners of Merisant Company (“Merisant”), one of the world’s leading manufacturers of zero and low-calorie sugar substitutes, and the owners of MAFCO Worldwide LLC (“MAFCO”), the world’s leading manufacturer of natural licorice products. Merisant and MAFCO comprise the operating subsidiaries of Flavors Holdings Inc. (“Flavors Holdings”), which is owned by affiliates of MacAndrews & Forbes Incorporated. Following the closing of the proposed transaction, it is expected that Act II will change its name to Whole Earth Brands and continue to be listed on the NASDAQ stock exchange.

The Company is scheduled to present on Monday, January 13th at 4:30 p.m. ET. The webcast of the live presentation will be available on the Company’s website at https://whole-earthbrands.com/ or directly at http://wsw.com/webcast/icr6/actt/. The webcast will be archived for approximately 30 days.

The presentation to be referenced at the conference will also be available on the Company’s website at https://whole-earthbrands.com/.

Act II and Whole Earth Brands Contacts

Katie Turner / Cory Ziskind

katie.turner@icrinc.com; cory.ziskind@icrinc.com

646-277-1200

About Act II Global Acquisition Corp.

Act II is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses that completed its initial public offering in April 2019. Act II focuses on companies in the “better for you” sectors, such as consumer packaged goods and other consumables as well as hospitality, including restaurants. The Company was founded by 25-year organic and natural products industry visionary Irwin D. Simon.

About Whole Earth Brands

Following the closing, the combined company will be rebranded as Whole Earth Brands. Whole Earth Brands will look to expand its branded products platform through investment opportunities in the natural alternatives and clean label categories across the global consumer product industry. Over time, Earth Brands will look to become a portfolio of brands that Open a World of Goodness ™ to consumers and their families. Whole Earth Brands expects to list on the NASDAQ stock exchange in connection with the closing. www.whole-earthbrands.com

About Flavors Holdings Inc.

Flavors Holdings Inc., is an indirect wholly owned subsidiary of MacAndrews & Forbes Incorporated. Flavors has two operating units, MAFCO Worldwide Corporation and Merisant Company. Merisant is one of the world’s leading manufacturers of tabletop sweeteners. Merisant markets its sweeteners under its flagship brands Equal, Canderel and Pure Via, an all-natural sweetener Whole Earth, along with several other brands in more than 90 countries. MAFCO is a world leader in quality licorice products and specializes in manufacturing licorice extract and related derivatives for use as an enhancer, modifier and moistening agent in various consumer products. MAFCO’s primary brand of sweetening and flavor extending products is Magnasweet.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements such as projected financial information may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “will,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include statements about our beliefs and expectations contained herein. Such forward-looking statements with respect to strategies, prospects and other aspects of the businesses of Merisant, MAFCO, Act II or the combined company after completion of the business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those expressed or implied by such forward-looking statements.

These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement with respect to the business combination; (2) the outcome of any legal proceedings that may be instituted against Act II, the combined company or others following the announcement of the business combination and the definitive agreement with respect thereto; (3) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Act II, to obtain financing to complete the business combination or to satisfy conditions to closing in the definitive agreements with respect to the business combination; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to comply with NASDAQ listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of Merisant and/or MAFCO as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers, obtain adequate supply of products and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that Merisant, MAFCO or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the inability to achieve estimates of expenses and profitability; (12) the impact of foreign currency exchange rates and interest rate fluctuations on results; and (13) other risks and uncertainties indicated from time to time in the final prospectus of Act II, including those under “Risk Factors” therein, and other documents filed (or furnished) or to be filed (or furnished) with the Securities and Exchange Commission by Act II. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Merisant, MAFCO and Act II undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

In connection with the proposed business combination, Act II intends to file with the SEC a Registration Statement on Form S-4 and will mail the definitive proxy statement/prospectus and other relevant documentation to Act II shareholders. This press release does not contain all the information that should be considered concerning the proposed transaction. It is not intended to form the basis of any investment decision or any other decision with respect to the business combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws. Act II intends to file a Registration Statement on Form S-4 and mail the proxy statement/prospectus and other relevant documents to its security holders in connection with the proposed transaction.

Act II shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto, and the definitive proxy statement in connection with Act II’s solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these materials will contain important information about Merisant, MAFCO and Act II and the proposed transactions. The definitive proxy statement will be mailed to Act II shareholders as of a record date to be established for voting on the business combination when it becomes available.

Shareholders will also be able to obtain a copy of the preliminary proxy statement and definitive proxy statement once they are available, without charge, at the SEC’s website at www.sec.gov or by directing a request to Act II at 745 5th Avenue, New York, NY 10151. This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

Act II, Merisant, MAFCO and their respective directors and officers and representatives or affiliates may be deemed participants in the solicitation of proxies of Act II shareholders in connection with the business combination. Act II shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Act II in the final prospectus of Act II, which was filed with the SEC on April 29, 2019. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Act II shareholders in connection with the business combination will be set forth in the proxy statement for the business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the business combination will be included in the proxy statement that Act II intends to file with the SEC and other documents furnished or filed with the SEC by Act II.